June 3, 2002


                         THE DREYFUS/LAUREL FUNDS, INC.
                            DREYFUS PREMIER SMALL CAP
                                   VALUE FUND

                           SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 2002

     The following information supersedes and replaces the information in the third paragraph contained in the section in the Fund's Prospectus entitled "Management."

     The Fund is co-managed by William Rydell and Mark Sikorski. Mr. Rydell has been employed by Dreyfus as a portfolio manager since October 1994 and has been a primary portfolio manager of the Fund since its inception. He is also president and chief executive officer of Mellon Equity Associates, LLP, an affiliate of Dreyfus. Mr. Sikorski has been employed by Dreyfus as a portfolio manager since October 1996 and has been a primary portfolio manager of the Fund since June 2002. He is also a vice president of Mellon Equity Associates, LLP, an affiliate of Dreyfus, which he joined in 1996.

                                                                       148s0602